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                                                                    Exhibit 23.1


                          CONSENT OF ERNST & YOUNG LLP
                              INDEPENDENT AUDITORS


         We consent to the incorporation by reference of our report dated April 26, 2000, with respect to the combined financial statements of Eastern States Oil & Gas, Inc. and Eastern States Exploration Co. included in this Form 8-K/A for the years ended December 31, 1999 and 1998 and in the Prospectus part of the following Registration Statements:

     o Registration Statement No. 33-52151 on Form S-8 pertaining to the 1994 Equitable Resources, Inc. Long-Term Incentive Plan;

     o Registration Statement No. 33-52137 on Form S-8 pertaining to the 1994 Equitable Resources, Inc. Non-Employee Directors' Stock Incentive Plan;

     o Registration Statement No. 33-53703 on Form S-3 pertaining to the registration of $100,000,000 Medium-Term Notes, Series C of Equitable Resources, Inc.;

     o Posteffective Amendment No. 1 to Registration Statement No. 33-00252 on Form S-8 pertaining to the Equitable Resources, Inc. Employee Savings Plan;

     o Registration Statement No. 333-01879 on Form S-8 pertaining to the Equitable Resources, Inc. Employee Stock Purchase Plan;

     o Registration Statement No. 333-22529 on Form S-8 pertaining to the Equitable Resources, Inc. Employee Savings and Protection Plan;

     o Registration Statement No. 333-20323 on Form S-3 pertaining to the registration of 164-345 shares of Equitable Resources, Inc. common stock;

     o Registration Statement No. 333-32197 on Form S-8 pertaining to the Equitable Resources, Inc. Nonstatutory Stock Option Plan;

     o Registration Statement No. 333-06839 on Form S-3 pertaining to the registration of $168,000,000 of debt securities of Equitable Resources, Inc.;

     o Registration Statement No. 333-82193 on Form S-8 pertaining to the 1999 Equitable Resources, Inc. Non-Employee Directors' Stock Incentive Plan;

     o Registration Statement No. 333-82189 on Form S-8 pertaining to the 1999 Equitable Resources, Inc. Long-Term Incentive Plan; and

     o Registration Statement No. 333-32410 on Form S-8 pertaining to the Equitable Resources, Inc. Deferred Compensation Plan and Equitable Resources, Inc. Directors' Deferred Compensation Plan.


                                                           /s/ Ernst & Young LLP



Pittsburgh, Pennsylvania
April 26, 2000